Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated June 30, 2020 to the

Summary Prospectuses for Global Equity Portfolio

(Institutional Class, Institutional Class Z and Advisor Class)

Summary Prospectuses for Institutional Emerging Markets Portfolio

(Institutional Class and Institutional Class Z) and Emerging Markets Portfolio

(Advisor Class)

Prospectus for Individual Investors, Prospectus for Institutional Investors and Prospectus for

Institutional Investors – Institutional Class Z, each dated February 28, 2020, as supplemented (the

“Prospectuses”)

**

The following two changes are effective immediately:

1. The following replaces the “Management—Portfolio Managers” section of each Summary Prospectus and Prospectus for the Institutional Emerging Markets Portfolio and the Emerging Markets Portfolio:

Portfolio Managers

Scott Crawshaw, Craig Shaw, Pradipta Chakrabortty, and Richard Schmidt serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Mr. Crawshaw has held his position since June 2014, Mr. Shaw has held his position since December 2006, Mr. Chakrabortty has held his position since January 2015, and Mr. Schmidt has held his position since December 2011. Messrs. Crawshaw and Shaw are the co-lead portfolio managers.

2. The fourth paragraph in the “Management of the Fund—Portfolio Management” section of each of the Prospectuses is hereby deleted.

The following two changes are effective as of December 31, 2020 (and not prior to that date):

1. The “Management—Portfolio Managers” section of each Summary Prospectus and Prospectus of the Global Equity Portfolio is deleted and replaced with the following:

Portfolio Managers

Peter Baughan, Scott Crawshaw, Jingyi Li, Christopher Mack, and Richard Schmidt serve as the portfolio managers of the Global Equity Portfolio. Mr. Baughan has held his position since February 2003, Mr. Crawshaw has held his position since January 2018, Mr. Li has held his position since February 2019, Mr. Mack has held his position since June 2014 and Mr. Schmidt has held his position since February 2015. Messrs. Baughan and Li are the co-lead portfolio managers.

2. The paragraph relating to Ferrill Roll in the “Management of the Fund—Portfolio Management” section of each of the Prospectuses is hereby replaced with the following:

Ferrill Roll, CFA has been a co-lead portfolio manager since 2001, an analyst since 1996, Co-Chief Investment Officer from 2016 to 2020 and Chief Investment Officer effective December 31, 2020. As an analyst, he focuses on financials companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996. Mr. Roll serves as a co-lead portfolio manager for the International Equity Portfolio.

Investors Should Retain this Supplement for Future Reference.